Income tax	6 Months Ended
Jun. 30, 2022
Disclosure Of Income Tax [Abstract]
Income tax
10. Income tax
The Group is subject to income taxes in various jurisdictions, including primarily in Switzerland and the United States.
Since January 1, 2020, the Company is subject in Switzerland to a municipal and cantonal income tax rate of 14.0% and to a federal tax rate of 8.5% on its profits after tax. It is entitled to carry forward any loss incurred for a period of seven years and can offset such losses carried forward against future taxes. In 2015, the Company was granted by the State Council of the Canton of Geneva an exemption of income and capital tax at municipal and cantonal levels for the period from 2013 until 2022. Because of this exemption, and the fact that the Company has incurred net losses since its inception, no income tax expense at the municipal, cantonal or federal levels was recorded in the Company for the three-month and six-month periods
ended June 30, 2022 and 2021. Additionally, due to the uncertainty as to whether it will be able to use its net loss carryforwards for tax purposes in the future, no deferred taxes have been recognized on the balance sheet of the Company as of June 30, 2022 and December 31, 2021.
The Company’s U.S. subsidiary is a service organization for the Group and is therefore subject to taxes on the revenues generated from its services to the Group that are charged based upon the U.S. subsidiary’s cost-plus arrangement with the Group. The profits of the U.S. subsidiary during the three-month and six-month periods
ended June 30, 2022 and 2021 were each subject to a total U.S. income tax rate of 27.3% based on both the U.S. federal and state tax rates.